FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 25, 2004




                         Realty Parking Properties L.P.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                      000-17616                52-1591575
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification Number)


         300 East Lombard Street - Suite 1200, Baltimore, Maryland 21202
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083

                                       N/A

         (Former name or former address, if changed since last report.)

                         REALTY PARKING PROPERTIES L.P.


                                      Index

                                                                      Page(s)

Item 1   Changes in Control of Registrant                          Inapplicable

Item 2   Acquisition or Disposition of Assets                           1

Item 3   Bankruptcy or Receivership                                Inapplicable

Item 4   Changes in Registrant's Certifying Accountant             Inapplicable

                        Item 5 Other Events Inapplicable

           Item 6 Resignations of Registrant's Directors Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                             1
                  Pro Forma Balance Sheet as of June 30, 2004           2
                  Pro Forma Statement of Operations for the six
                           months ended June 30, 2004                   3
                  Pro Forma Statement of Operations for the year
                           ended December 31, 2003                      4
                  Notes to Pro Forma Financial Statements               5

Item 8   Change in Fiscal Year                                     Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S       Inapplicable

Signatures                                                              6

                         REALTY PARKING PROPERTIES L.P.




Item 2.  Acquisition or Disposition of Assets

The fifteen original properties held by the Partnership have been sold through August 25, 2004.

As of the date of this report, the Partnership's only remaining asset is cash and cash equivelents. The cash will first be used to satisfy administrative expenses and liabilities of the Partnership. The balance of the cash remaining will be distributed to investors in accordance with the Partnership Agreement

The Partnership expects to be dissolved before October 31, 2004.

On August 25, 2003, the Partnership sold its 400-car parking garage located in Kansas City, Missouri for $850,000. The Partnership's investment in the property was $743,083, net of accumulated depreciation of $385,796 and impairment losses of $956,500.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma Balance Sheet assumes the sale of the Kansas City, Missouri property as of June 30, 2004. The unaudited proforma Statements of Operations assumes the sale of the property on January 1, 2004, and January 1, 2003.

This information should be read in conjunction with the Partnership's Form 10-K for the year ended December 31, 2003 and its form 10-Q for the period ended June 30, 2004.

                         REALTY PARKING PROPERTIES L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                     June 30,
                                                       2004                Pro Forma               Pro Forma
                                                    Historical            Adjustments               Results
                                               -------------------  --------------------     -------------------

Assets
  Property held for sale                       $          743,083   $          (743,083)(2)  $                -
  Cash and cash equivalents                               505,947                                       505,947
  Other assets                                             12,098               (12,098)(2)                   -
                                               -------------------  --------------------     -------------------

                                               $        1,261,128   $          (755,181)     $          505,947
                                               ===================  ====================     ===================


Liabilities and Partners' Capital
  Liabilities
    Accounts payable and accrued expenses      $           16,111   $                        $           16,111
    Due to affiliate                                       17,958                                        17,958
                                               -------------------  --------------------     -------------------
                                                           34,069                     -                  34,069
                                               -------------------  --------------------     -------------------


  Partners' Capital
    General Partner                                        (1,201)                1,201 (2)                   -
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,909,127 units outstanding                     1,228,160              (756,382)(2)             471,778
    Subordinated Limited Partner                              100                     -                     100
                                               -------------------  --------------------     -------------------
                                                        1,227,059              (755,181)                471,878
                                               -------------------  --------------------     -------------------

                                               $        1,261,128   $          (755,181)     $          505,947
                                               ===================  ====================     ===================

                         REALTY PARKING PROPERTIES L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                      Six Mos.
                                                      June 30,
                                                        2004                Pro Forma               Pro Forma
                                                     Historical            Adjustments               Results
                                                -------------------  --------------------     -------------------
Revenues
  Interest income                               $            1,067   $                        $            1,067
                                                -------------------  --------------------     -------------------

Expenses
  Administrative, including amounts to
        related party                                       35,660                                        35,660
  Professional fees                                          7,300                                         7,300
                                                -------------------  --------------------     --
                                                                                                -----------------
                                                            42,960                     -                  42,960
                                                -------------------  --------------------     -------------------

Loss from continuing operations                            (41,893)                    -                 (41,893)

Discontinued operations                                    (18,153)               18,153 (3)                   -
                                                -------------------  --------------------     -------------------

Net earnings                                    $          (60,046)  $            18,153      $          (41,893)
                                                ===================  ====================     ===================

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                       $            (0.02)  $                 -      $            (0.02)
    Discontinued operations                                  (0.01)                 0.01                   (0.00)
                                                -------------------  --------------------     -------------------

    Total                                        $           (0.03)   $             0.01 (4)   $           (0.02)
                                                ===================  ====================     ===================

Cash distributions per unit of assignee and
  limited partnership interests                 $                -    $                - (4)  $                -
                                                ===================  ====================     ===================

                         REALTY PARKING PROPERTIES L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                               Twelve Mos.
                                                              December 21,
                                                                  2003                Pro Forma               Pro Forma
                                                               Historical            Adjustments               Results
                                                          -------------------  --------------------     -------------------

Revenues
  Interest income                                         $           14,882   $                        $           14,882
                                                          -------------------  --------------------     -------------------

Expenses
  Administrative, including amounts to
        related party                                                104,104                                       104,104
  Professional fees                                                   29,702                                        29,702
                                                          -------------------  --------------------     -------------------
                                                                     133,806                     -                 133,806
                                                          -------------------  --------------------     -------------------

Loss from continuing operations                                     (118,924)                    -                (118,924)

Discontinued operations                                            5,812,589               858,104 (3)           6,670,693
                                                          -------------------  --------------------     -------------------

Net earnings                                              $        5,693,665   $           858,104      $        6,551,769
                                                          ===================  ====================     ===================

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                 $            (0.06)  $                 -      $            (0.06)
    Discontinued operations                                             3.04                  0.45                    3.49
                                                          -------------------  --------------------     -------------------

    Total                                                  $            2.98    $             0.45 (4)   $            3.43
                                                          ===================  ====================     ===================

Cash distributions per unit of assignee and
  limited partnership interests                           $             9.85   $              0.45 (4)  $            10.30
                                                          ===================  ====================     ===================



                         REALTY PARKING PROPERTIES L.P.

                     Notes to Pro Forma Financial Statements
                                    Unaudited


NOTE 1
The fifteen original properties held by the Partnership have been sold through August 25, 2004.

As of the date of this report, the Partnership's only remaining asset is cash and cash equivelents. The cash will first be used to satisfy administrative expenses and liabilities of the Partnership. The balance of the cash remaining will be distributed to investors in accordance with the Partnership Agreement

The Partnership expects to be dissolved before October 31, 2004.

On August 25, 2003, the Partnership sold its 400-car parking garage located in Kansas City, Missouri for $850,000. The Partnership's investment in the property was $743,083, net of accumulated depreciation of $385,796 and impairment losses of $956,500.


NOTE 2

Assets and partners' capital have been adjusted to reflect the sale of the property as of June 30, 2004.


NOTE 3
The capital loss realized on the sale of the property is not included in the pro forma statements of operations.

Discontinued operations has been adjusted in the proforma statements of operations, for the six months ended June 30, 2004, and the year ended December 31, 2003, to reflect the net reduction of income to the Partnership as if the property was sold at the beginning of each year.

In 2004, the Partnership's income for income tax purposes differs from the net earnings for financial reporting purposes as a result of an impairment loss recorded for financial reporting purposes during 2003, which will be recognized for income tax purposes in 2004. Impairment losses are not deductible for income tax purposes until they are realized.


NOTE 4
Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations, for the six months ended June 30, 2004, and the year ended December 31, 2003, are based upon 1,909,127 units outstandings.

                         REALTY PARKING PROPERTIES L.P.





                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   REALTY PARKING PROPERTIES L.P.




DATE:  August 27, 2004             By:     /s/   John M. Prugh
                                        John M. Prugh
                                        President
                                        Realty Parking Company, Inc.
                                        General Partner





DATE:  August 27. 2004             By:    /s/   Timothy M. Gisriel
                                        Timothy M. Gisriel
                                        Treasurer
                                        Realty Parking Company, Inc.
                                        General Partner










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